Inventories	12 Months Ended
Dec. 31, 2025
Disclosures Of Inventories [Abstract]
Inventories	Inventories

	December 31, 2025	December 31, 2024
Finished goods	$6,063	$9,295
Metal in circuit	2,705	573
Ore stockpiles	1,617	2,563
Materials and supplies	45,847	33,248
Total	$56,232	$45,679
During the year-ended December 31, 2025, the total cost of inventories recognized in the consolidated statements of income (loss) amounted to $379.7 million (2024 - $295.9 million). As at December 31, 2025, materials and supplies are recorded net of an obsolescence provision of $5.5 million (December 31, 2024 - $3.8 million). Cost of sales includes an obsolescence provision at the Marmato mine for $0.4 million (2024 - $0.2 million) and Segovia mine for $1.2 million (2024 - $0.9 million).